UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2006 (August 10, 2006)

Inhibitex, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50772	74-2708737

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9005 Westside Parkway,
Alpharetta, GA	30004

(Address of Principal Executive Offices)	(Zip Code)
(678) 746-1100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2006 the compensation committee of the Company’s board of directors approved, an amendment to the Company’s chief executive officer’s employment agreement. A form of the amendment to the employment agreement is included herein as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibits

99.1	First Amendment to Executive Employment Agreement
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc. (Registrant)
Date: August 11, 2006	By:	/s/ Russell H. Plumb
Russell H. Plumb,
Vice President/Chief Financial Officer